UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Analog Devices, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!
ANALOG DEVICES, INC. 2023 Annual Meeting Vote by March 7, 2023 11:59 PM ET

ANALOG DEVICES, INC. ATTN: INVESTOR RELATIONS DEPT. ONE ANALOG WAY WILMINGTON, MA 01887

D94632-P82976

 You invested in ANALOG DEVICES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on March 8, 2023.

 Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 22, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	The election to Analog Devices’ Board of Directors of the eleven nominees named in our Proxy Statement.

Nominees:

1a.	Vincent Roche	For

1b.	James A. Champy	For

1c.	André Andonian	For

1d.	Anantha P. Chandrakasan	For

1e.	Edward H. Frank	For

1f.	Laurie H. Glimcher	For

1g.	Karen M. Golz	For

1h.	Mercedes Johnson	For

1i.	Kenton J. Sicchitano	For

1j.	Ray Stata	For

1k.	Susie Wee	For

2.	Advisory vote to approve the compensation of our named executive officers.	For

3.	Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.	Year

4.	Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2023.	For

NOTE: To transact such other business as may properly come before the meeting and at any adjournments or postponement at the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D94633-P82976